Property on Operating Leases	12 Months Ended
Mar. 31, 2012
Property on Operating Leases

(8) Property on Operating Leases

Future minimum lease rentals expected to be received from property on operating leases at March 31, 2012 are as follows:

Years ending March 31	Yen (millions)
2013	¥257,416
2014	168,689
2015	56,968
2016	2,653
2017	487

Total future minimum lease rentals	¥486,213

Future minimum rentals as shown above should not necessarily be considered indicative of future cash collections.